The Sentinel Funds

Class A, Class B, Class C, Class D and Class S

Supplement dated December 14, 2009

to the Prospectus dated March 31, 2009, as supplemented November 16, 2009

Class A Shares of the Sentinel Georgia Municipal Bond Fund

Effective January 15, 2010, the Class A shares of the Sentinel Georgia Municipal Bond Fund will be closed to new investors, new purchases and exchanges into the Fund.  At the close of business January 15, 2010, current shareholders of Class A shares of the Sentinel Georgia Municipal Bond Fund will have their shares automatically converted to Class I shares of that Fund on the basis of relative net asset value per share of the two classes without the imposition of any sales load, fee or other charge.  Affected shareholders will not incur any transaction costs in connection with this conversion, and such conversion will be on a tax-free basis.